Acquisition	12 Months Ended
Dec. 31, 2011
Acquisition [Abstract]
Acquisition
4.	ACQUISITION

(a)	Dongguan SuperTV Video Info Co., Ltd ("Dongguan Super TV") was a 60% subsidiary of the Group in 2008 and became a 40% equity method investee after July 2009 when the Group sold 20% of its interest. In August 2010, the Group entered into an agreement with Guangdong Jiacai Digital Technology Co., Ltd ("Guangdong Jiacai") to purchase an additional 20% equity interest in Dongguan Super TV with consideration of $262. After this transaction, the equity interest of Dongguan Super TV held by the Group was increased to 60% and the Group was entitled to 70% of shareholders' voting rights and controls three out of five seats in the board of directors of Dongguan Super TV. Therefore, the Group had control over Dongguan Super TV and accounted for it as a consolidated subsidiary after this transaction in 2010.

The purchase price for this 20% equity interest was allocated based on the fair value of the acquired assets and liabilities on the date of acquisition as follows:

Current assets	$181
Property and equipment	98
Current liabilities	(17)

Total	262

Total consideration	$262

The results of the operations for the 100% interest of Dongguan Super TV were included in the Group's financial statements from the acquisition date.

The following unaudited pro forma information summarizes the effect of the acquisition, as if the group has consolidated Dongguan Super TV from January 1, 2009. This pro forma information is presented for information purpose only. It is based on historical information and does not purport to represent the actual results that may have occurred had the Company did not sell Dongguan Super TV, nor is it necessarily indicative of future results of operations of the consolidation enterprises:

	For the years ended December 31,
	2009	2010

Pro forma net revenue	$54,704	$87,123
Pro forma net income attributable to China Digital TV Holding Co., Ltd.	25,301	33,302

Pro forma earnings per ordinary share-basic	0.44	0.57
Pro forma earnings per ordinary share-diluted	$0.43	$0.57

In December 2011, the Group entered into an agreement with a third party to sell all of its 60% equity interest in Dongguan Super TV with consideration of $1,046 (Note 9). As a result, Dongguan Super TV ceased to be a consolidated subsidiary of the Group as of December 31, 2011. Loss of $129 was recognized in consolidated statements of operations for the year ended December 31, 2011.

(b)	On February 26, 2010, the Group entered into an agreement with Beijing Shi Xun Hu Lian Technology Co, Ltd. ("Beijing Shi Xun"), a related party of the Group, to acquire its 90% equity interest in Guangdong R&D for a cash consideration of $396. On the same day, the Group entered into an agreement with the holder of the remaining 10% equity interest in Guangdong R&D, an independent third party of the Group, for a cash consideration of $44. Guangdong R&D is a china-based company with limited operation. The purpose of the acquisition is to use this company to conduct research and development in TV digitalization. These transactions were closed on February 28, 2010 and Guangdong R&D became a wholly owned subsidiary of the Group after March 2010.

The transaction was accounted for as a business combination using the purchase method of accounting. The purchase price allocation of the transaction was allocated to assets acquired as of the date of acquisition as follows:

Fair value of net asset acquired	$440

Total consideration	$440

No intangible assets and goodwill were recognized.

It is not practical without unreasonable efforts to present the supplemental unaudited pro forma results of operations of the Group for the years ended December 31, 2009 and 2010 assuming that the acquisition of Guangdong R&D had been completed on January 1, 2009.